                                                                    EXHIBIT 4.49







                          SUPPLEMENTAL TRUST INDENTURE

                                      FROM

                          NORTHERN STATES POWER COMPANY

                                       TO

                          HARRIS TRUST AND SAVINGS BANK
                                     TRUSTEE



                              --------------------

                                DATED MAY 1, 1999

                              --------------------




                         SUPPLEMENTAL TO TRUST INDENTURE
                             DATED FEBRUARY 1, 1937


                                       AND


                            SUPPLEMENTAL AND RESTATED
                              TRUST INDENTURE DATED
                                   MAY 1, 1988

                                TABLE OF CONTENTS

 Parties .................................................................................................1
 Recitals ................................................................................................1
 Form of Bonds of Resource Recovery Series Q..............................................................3
 Form of Trustee's Certificate ...........................................................................6
 Further Recitals.........................................................................................6


                                   ARTICLE 1.
            SPECIFIC SUBJECTION OF ADDITIONAL PROPERTY TO THE LIEN OF
                             THE ORIGINAL INDENTURE.

Section 1.01      - Grant of certain property, including personal property to comply with the
                    Uniform Commercial Code, subject to permitted liens and other exceptions contained in 1937 Indenture ..........................................................7

                                   ARTICLE II
                FORM AND EXECUTION OF BONDS OF RESOURCE RECOVERY

 Section 2.01     - Terms of bonds .......................................................................8
 Section 2.02     - Bonds deemed fully paid upon payment of Resource Recovery Refunding
                     Revenue Bonds .......................................................................9
 Section 2-03     - Redemption provisions may be incorporated by reference ...............................9
 Section 2.04     - Interchangeability of bonds........................................................9
 Section 2.05     - Restriction on transfer of bonds when called for redemption ..........................9
 Section 2.06     - Charges for exchange or transfer of bonds ............................................9
 Section 2.07     - Execution of bonds ...................................................................9

                                   ARTICLE III
                REDEMPTION OF BONDS OF RESOURCE RECOVERY SERIES Q

 Section 3.01     - Redemption of Bonds ..................................................................10
 Section 3.02     - Payment in Redemption ................................................................10


                                   ARTICLE IV
                     FINANCING STATEMENT TO COMPLY WITH THE
                            UNIFORM COMMERCLAL CODE.

Section 4.01        - Names and addresses of debtor and secured party.....................................11
Section 4.02        - Property subject to lien ...........................................................11
Section 4.03        - Maturity dates and principal amounts of obligations secured.........................11
Section 4.04        - Financing Statement adopted for all First Mortgage Bonds listed in
                      Section 4.03 .......................................................................11
Section 4.05        - Recording data for the 1937 Indenture and prior Supplemental Trust
                      Indentures .........................................................................11
Section 4.06        - Financing Statement covers additional series of First Mortgage Bonds................12


                                        i

                                    ARTICLE V
                            AMENDMENTS TO INDENTURE.

Section 5.01      - Consent of holders of Bonds...........................................................13

                                   ARTICLE VI.
                                 MISCELLANEOUS.

Section 6.01      - Recitals of fact, except as stated, are statements of the Company ....................13
Section 6.02      - Supplemental Trust Indenture to be construed as a part of the 1937
                    Indenture, as supplemented............................................................13
Section 6.03  - (a) Trust Indenture Act to control .......................................................13
              - (b) Severability of conditions contained in Supplemental Trust Indenture and bonds.................................................................................13
Section 6.04      - Word "Indenture" as used herein includes in its meaning the 1937 Indenture and all indentures supplemental thereto...............................................13
Section 6.05      - References to either party in Supplemental Trust Indenture include successors or assigns................................. ...............................13
Section 6.06  - (a) Provision for execution in counterparts ..............................................14
              - (b) Table of Contents and descriptive headings of Articles not to affect meaning..........14
Schedule A ..............................................................................................A-1

         SUPPLEMENTAL TRUST INDENTURE, made as of the lst day of May, 1999, by and between NORTHERN STATES POWER COMPANY, a corporation duly organized and existing under and by virtue of the laws of the State of Minnesota, having its principal office in the City of Minneapolis in said State (the "Company"), party of the first part, and HARRIS TRUST AND SAVINGS BANK a corporation duly organized and existing under and by virtue of the laws of the State of Illinois, having its principal office in the City of Chicago in said State, as Trustee (the "Trustee"), party of the second part;

WITNESSETH:

         WHEREAS, the Company heretofore has executed and delivered to the Trustee its Must Indenture (the "1937 Indenture"), made as of February 1, 1937, whereby the Company granted, bargained, sold, warranted, released, conveyed, assigned, transferred, mortgaged, pledged, set over, and confirmed to the Trustee, and to its respective successors in trust, all property, real, personal and mixed then owned or thereafter acquired or to be acquired by the Company (except as therein excepted from the lien thereof) and subject to the rights reserved by the Company in and by the provisions of the 1937 Indenture, to be held by said Trustee in trust in accordance with provisions of the 1937 Indenture for the equal pro rata benefit and security of all and every of the bonds issued thereunder in accordance with the provisions thereof; and

         WHEREAS, the Company heretofore has executed and delivered to the Trustee a Supplemental Trust Indenture, made as of June 1, 1942, whereby the Company conveyed, assigned, transferred, mortgaged, pledged, set over, and confirmed to the Trustee, and its respective successors in said trust, additional property acquired by it subsequent to the date of the 1937 Indenture; and

         WHEREAS, the Company heretofore has executed and delivered to the Trustee the following additional Supplemental Trust Indentures which, in addition to conveying, assigning, transferring, mortgaging, pledging, setting over, and confirming to the Trustee, and its respective successors in said trust, additional property acquired by it subsequent to the preparation of the next preceding Supplemental Trust Indenture and adding to the covenants, conditions, and agreements of the 1937 Indenture to certain additional covenants, conditions, and agreements to be observed by the Company, created the following series of First Mortgage Bonds:


DATE OF SUPPLEMENTAL
TRUST INDENTURE                   DESIGNATION OF SERIES
---------------                   ---------------------

February 1, 1944                  Series due February 1, 1974 (retired)
October 1, 1945                   Series due October 1, 1975 (retired)
July 1, 1948                      Series due July 1, 1978 (retired)
August 1, 1949                    Series due August 1, 1979 (retired)
June 1, 1952                      Series due June 1, 1982 (retired)
October 1, 1954                   Series due October 1, 1984 (retired)
September 1, 1956                 Series due 1986 (retired)
August 1, 1957                    Series due August 1, 1987 (redeemed)
July 1, 1958                      Series due July 1, 1988 (retired)
December 1, 1960                  Series due December 1, 1990 (retired)
August 1, 1961                    Series due August 1, 1991 (retired)
June 1,1962                       Series due June 1, 1992 (retired)
September 1, 1963                 Series due September 1, 1993 (retired)
August 1, 1966                    Series due August 1, 1996 (redeemed)
June 1, 1967                      Series due June 1, 1995 (redeemed)
October 1, 1967                   Series due October 1, 1997 (redeemed)


                                       1


DATE OF SUPPLEMENTAL
TRUST INDENTURE                   DESIGNATION OF SERIES
---------------                   ---------------------

May 1, 1968                       Series due May 1, 1998 (redeemed)
October 1, 1969                   Series due October 1, 1999 (redeemed)
February 1, 1971                  Series due March 1, 2001 (redeemed)
May 1, 1971                       Series due June 1, 2001 (redeemed)
February 1, 1972                  Series due March 1, 2002 (redeemed)
January 1, 1973                   Series due February 1, 2003 (redeemed)
January 1, 1974                   Series due January 1, 2004 (redeemed)
September 1, 1974                 Pollution Control Series A (redeemed)
April 1, 1975                     Pollution Control Series B (redeemed)
May 1, 1975                       Series due May 1, 2005 (redeemed)
March 1, 1976                     Pollution Control Series C (retired)
June 1, 1981                      Pollution Control Series D, E and F (redeemed)
December 1, 1981                  Series due December 1, 2011 (redeemed)
May 1, 1983                       Series due May 1, 2013 (redeemed)
December 1, 1983                  Pollution Control Series G (redeemed)
September 1, 1984                 Pollution Control Series H (redeemed)
December 1, 1984                  Resource Recovery Series I
May 1, 1985                       Series due June 1, 2015 (redeemed)
September 1, 1985                 Pollution Control Series J, K and L
July 1, 1989                      Series due July 1, 2019 (redeemed)
June 1, 1990                      Series due June 1, 2020 (redeemed)
October 1, 1992                   Series due October 1, 1997 (retired)
April 1, 1993                     Series due April 1, 2003
December 1, 1993                  Series due December 1, 2000, and December 1, 2005
February 1, 1994                  Series due February 1, 1999 (retired)
October 1, 1994                   Series due October 1, 2001
June 1, 1995                      Series due July 1, 2025
April 1, 1997                     Pollution Control Series M, N, 0 and P
March 1, 1998                     Series due March 1, 2003, and March 1, 2028; and

         WHEREAS, the 1937 Indenture and all of the foregoing Supplemental Trust Indentures are referred to herein collectively as the "Original Indenture;" and

         WHEREAS, the Company heretofore has executed and delivered to the Trustee a Supplemental and Restated Trust Indenture, dated May 1, 1988 (the "Restated Indenture"), which, in addition to conveying, assigning, transferring, mortgaging, pledging, setting over, and confirming to the Trustee, and its respective successors in said trust, additional property acquired by it subsequent to the preparation of the next preceding Supplemental Trust Indenture, amended and restated the Original Indenture; and

         WHEREAS, the Restated Indenture will not become effective and operative until all bonds of each series issued under the Original Indenture prior to May 1, 1988 shall have been retired through payment or redemption (including those bonds "deemed to be paid" within the meaning of that term as used in Article XVII of the 1937 Indenture) or until, subject to certain exceptions, the holders of the requisite principal amount of such bonds shall have consented to the amendments contained in the Restated Indenture (such date being herein called the "Effective Date"); and

         WHEREAS, the Original Indenture and the Restated Indenture are referred to herein collectively as the "Indenture"; and

         WHEREAS, the Indenture provides that bonds may be issued thereunder in one or more series, each series to have such distinctive description as the Board of Directors of the Company may select for such series; and

         WHEREAS, Ramsey County, Minnesota and the County of Washington, Minnesota (collectively, the "County"), has agreed to issue $16,890,000 principal amount of its Resource Recovery Refunding Revenue Bonds (Northern States Power Company Project), Collateralized Series 1999 (the "Resource Recovery Refunding Revenue Bonds") pursuant to the provisions of an Indenture of Trust dated as of May 1, 1999 (the "Indenture of Trust") between the County and Firstar Bank of Minnesota, N.A., St. Paul, Minnesota, as trustee (said trustee or any successor trustee under the Indenture of Trust being hereinafter referred to as the Resource Recovery Trustee); and

         WHEREAS, the County will loan the proceeds of the Resource Recovery Refunding Revenue Bonds to the Company pursuant to the provisions of a Loan Agreement between the County and the Company dated as of May 1, 1999 (the "Agreement"), in order to refund the outstanding principal amount of the County's Resource Recovery Revenue Bonds (Northern States Power Company Project), Collateralized 1984 Series A; and

         WHEREAS, for the purpose of repayment of the loan, the Company will issue to the Resource Recovery Trustee on behalf of the County, under the Indenture, a new series of bonds designated "First Mortgage Bonds, Resource Recovery Series Q," the bonds of said series to be issued as registered bonds without coupons in denominations of a multiple of $1,000, and the bonds of said series to be substantially in the form and of the tenor following to-wit:
                  (Form of Bonds of Resource Recovery Series Q)

                          NORTHERN STATES POWER COMPANY

             (INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA)
                               FIRST MORTGAGE BOND

                           RESOURCE RECOVERY SERIES Q

NO.                                                                            $

         NORTHERN STATES POWER COMPANY, a corporation organized and existing under the laws of the State of Minnesota (the "Company"), for value received, hereby promises to pay to Firstar Bank of Minnesota, N.A. or registered assigns, if the holder hereof is a corporate trustee at its principal corporate trust office and otherwise at the office of the Trustee, in Chicago, Illinois, the sum of ______ Dollars in lawful money of the United States of America, on the _______ day of ___________, and to pay interest hereon from the date hereof at the rate of _______ percent per annum, in like money, until the Company's obligation with respect to the payment of such principal sum shall be discharged; said interest being payable if the holder hereof is a corporate trustee at its principal corporate trust office and otherwise at the office of the Trustee, in Chicago, Illinois, on the Interest Payment Dates (as defined in the Indenture of Trust dated as of May 1, 1999 (the "Indenture of Trust") between Ramsey County, Minnesota and the County of Washington, Minnesota (collectively, the "County") and Firstar Bank of Minnesota, N.A. (the "Revenue Recovery Trustee")) that interest is due and payable on the County's Resource Recovery Refunding Revenue Bonds (Northern States Power Company Project), Collateralized Series 1999 (the "Resource Recovery Refunding Revenue Bonds").

         This bond is one of a duly authorized issue of bonds of the Company, of the series and designation indicated on the face hereof, which issue of bonds consists, or may consist, of several series of varying denominations, maturities, interest rates, dates, and tenor, all issued and to be issued under and equally secured (except insofar as a sinking fund, or similar fund, established in accordance with the provisions of the Indenture may afford additional security for the bonds of any specific series) by a Trust Indenture dated February 1, 1937 (the "1937 Indenture"), as supplemented by 46 supplemental trust indentures (collectively, the "Supplemental Indentures"), a Supplemental and Restated Trust Indenture dated May 1, 1988 (the "Restated Indenture") and a new supplemental trust indenture for the bonds of this series (the "New Supplemental Indenture"), executed by the Company to Harris Trust and Savings Bank, as Trustee (the "Trustee"). The 1937 Indenture, as supplemented by the Supplemental Indentures, the Restated Indenture and the New Supplemental Indenture herein are referred to collectively as the "Indenture". Reference hereby is made to the Indenture for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds as to such security, and the terms and conditions upon which the bonds may be issued under the Indenture and are secured. The principal hereof may be declared or may become due on the conditions, in the manner and at the time set forth in the Indenture, upon the happening of a default as in the Indenture provided.

         This bond is one of a series of bonds of the Company issued under the Indenture and designated as First Mortgage Bonds, Resource Recovery Series Q. The bonds of this Series have been issued to repay a loan from the County to the Company pursuant to the provisions of a Loan Agreement dated as of May 1, 1999 (herein called the Agreement), between the Company and the County made from funds obtained by the County from the issuance of its Resource Recovery Refunding Revenue Bonds pursuant to the Indenture of Trust.

         The bonds of this Series are subject to redemption upon the terms and conditions provided in the Supplemental Trust Indenture dated May 1, 1999.

         Upon surrender of any of the Resource Recovery Refunding Revenue Bonds to, and cancellation thereof by, the Resource Recovery Trustee (other than any Resource Recovery Refunding Revenue Bond that was cancelled by the Resource Recovery Trustee and for which one or more other Resource Recovery Refunding Revenue Bonds were delivered and authenticated pursuant to the Indenture of Trust in lieu of or in exchange or substitution for such cancelled Resource Recovery Refunding Revenue Bond), or upon provision for the payment thereof having been made in accordance with the Indenture of Trust, bonds of this Series in a principal amount equal to the principal amount of the Resource Recovery Refunding Revenue Bonds so surrendered and cancelled or for the payment of which provision has been made and of like maturity and interest rate shall be deemed fully satisfied and discharged and the obligations of the Company thereunder shall be terminated, and such bonds of this Series shall be surrendered to the Trustee and shall be cancelled by the Trustee.

         With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of the bonds, and the terms and provisions of the Indenture and of any instruments supplemental thereto may be modified or altered by affirmative vote of the holders of at least 80% in principal amount of the bonds then outstanding under the Indenture and any instruments supplemental thereto (excluding bonds challenged and disqualified from voting by reason of the Company's interest therein as provided in the Indenture); provided that without the consent of all holders of all bonds affected no such modification or alteration shall permit the extension of the maturity of the principal of any bond or the reduction in the rate of interest thereon or any other modification in the terms of payment of such principal or interest. The foregoing 80% requirement will be reduced to 66 2/3% when all bonds of each series issued under the Indenture prior to May 1, 1985, shall have been retired or all the holders thereof shall have consented to such reduction.

         The Restated Indenture amends and restates the 1937 Indenture and the Supplemental Indentures. The Restated Indenture will become effective and operative (the "Effective Date") when all Bonds of each series issued under the Indenture prior to May 1, 1998 shall have been retired through payment or redemption (including those bonds "deemed to be paid" within the meaning of that term as used in Article XVII of the 1937 Indenture) or until, subject to certain exceptions, the holders of the requisite principal amount of such bonds shall have consented to the amendments contained in the Restated Indenture. Holders of the bonds of this series and of each subsequent series of bonds issued under the Indenture likewise will be bound by the amendments contained in the Restated Indenture when they become effective and operative. Reference is made to the Restated Indenture for a complete description of the amendments contained therein to the 1937 Indenture and to the Supplemental Indentures.

         The Company and the Trustee may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payment and for all other purposes and shall not be affected by any notice to the contrary.

         No recourse shall be had for the payment of the principal of or the interest on this bond, or any part thereof, or of any claim based hereon or in respect hereof or of said Indenture, against any incorporator, or any past, present, or future shareholder, officer or director of the Company or of any predecessor or successor corporation, either directly or through the Company, or through any such predecessor or successor corporation, or through any receiver or a trustee in bankruptcy, whether by virtue of any constitution, statute, or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released, as more fully provided in the Indenture.

         This bond shall not be valid or become obligatory for any purpose unless and until the certificate of authentication hereon shall have been signed by or on behalf of Harris Trust and Savings Bank, as Trustee under the Indenture, or its successor thereunder.

         IN WITNESS WHEREOF, NORTHERN STATES POWER COMPANY has caused this bond to be executed in its name by its President or a Vice President and its corporate seal, or a facsimile thereof, to be hereto affixed and attested by its Secretary or an Assistant Secretary.

                                                   NORTHERN STATES POWER CONTANY

DATED:_________________________________

ATTEST:________________________________  BY:____________________________________
                  SECRETARY                                PRESIDENT

                         (Form of Trustee's Certificate)

This bond is one of the bonds of the Series designated thereon, described in the within-mentioned Indenture.


                                             HARRIS TRUST AND SAVINGS BANY, As
                                             Trustee,

                                         By  ___________________________________
                                                    AUTHORIZED OFFICER

and
         WHEREAS, the Company is desirous of conveying, assigning, transferring, mortgaging, pledging, setting over, and confirming to the Trustee and to its respective successors in trust, additional property acquired by it subsequent to the date of the preparation of the Supplemental Trust Indenture dated March 1, 1998; and

         WHEREAS, the Indenture provides in substance that the Company and the Trustee may enter into indentures supplemental thereto for the purposes, among others, of creating and setting forth the particulars of any new series of bonds and of providing the terms and conditions of the issue of the bonds of any series not expressly provided for in the Indenture and of conveying, assigning, transferring, mortgaging, pledging, setting over, and confirming to the Trustee additional property of the Company, and for any other purpose not inconsistent with the terms of the Indenture; and

         WHEREAS, the execution and delivery of this Supplemental Trust Indenture has been duly authorized by a resolution adopted by the Board of Directors of the Company; and

         WHEREAS, the Trustee has duly determined to execute this Supplemental Trust Indenture and to be bound, insofar as it may lawfully do so, by the provisions hereof;

         NOW THEREFORE, Northern States Power Company, in consideration of the premises and of one dollar duly paid to it by the Trustee at or before the ensealing and delivery of these presents, the receipt of which is hereby acknowledged, and other good and valuable considerations, does hereby covenant and agree to and with Harris Trust and Savings Bank, as Trustee, and its successors in the trust under the Indenture for the benefit of those who hold or shall hold the bonds, or any of them, issued or to be issued thereunder as follows:

                                   ARTICLE I.

                  SPECIFIC SUBJECTION OF ADDITIONAL PROPERTY TO
                       THE LIEN OF THE ORIGINAL INDENTURE.

         SECTION 1.01. The Company in order to better secure the payment, of both the principal and interest, of all bonds of the Company at any time outstanding under the Indenture according to their tenor and effect and the performance of and compliance with the covenants and conditions contained in the Indenture, has granted, bargained, sold, warranted, released, conveyed, assigned, transferred, mortgaged, pledged, set over, and confirmed and by these presents does grant, bargain, sell, warrant, release, convey, assign, transfer, mortgage, pledge, set over, and confirm to the Trustee and to its respective successors in said trust forever, subject to the rights reserved by the Company in and by the provisions of the Indenture, all of the property described and mentioned or enumerated in a schedule annexed hereto and marked Schedule A, reference to said schedule being made hereby with the same force and effect as if the same were incorporated herein at length; together with all and singular the tenements, hereditaments, and appurtenances belonging and in any way appertaining to the aforesaid property or any part thereof with the reversion and reversions, remainder and remainders, tolls, rents and revenues, issues, income, products, and profits thereof;

         Also, in order to subject the personal property and chattels of the Company to the lien of the Indenture and to conform with the provisions of the Uniform Commercial Code, all fossil, nuclear, hydro, and other electric generating plants, including buildings and other structures, turbines, generators, exciters, boilers, reactors, nuclear fuel, other boiler plant equipment, condensing equipment and all other generating equipment; substations; electric transmission and distribution systems, including structures, poles, towers, fixtures, conduits, insulators, wires, cables, transformers, services and meters; steam heating mains and equipment; gas transmission and distribution systems, including structures, storage facilities, mains, compressor stations, purifier stations, pressure holders, governors, services and meters; telephone plant and related distribution systems; trucks and trailers; office, shop, and other buildings and structures, furniture and equipment; apparatus and equipment of all other kinds and descriptions; materials and supplies; all municipal and other franchises, leaseholds, licenses, permits, privileges, patents and patent rights; all shares of stock, bonds, evidences of indebtedness, contracts, claims, accounts receivable, choses in action and other intangibles, all books of account and other corporate records;

         Excluding, however, all merchandise and appliances heretofore or hereafter acquired for the purpose of sale to customers or others;

         All the estate, right, title, interest and claim, whatsoever, at law as well as in equity, which the Company now has or hereafter may acquire in and to the aforesaid property and every part and parcel thereof subject, however, to the right of the Company, until the happening of a completed default as defined in Section I of Article XIII of the Original Indenture prior to the Effective Date and upon the occurrence and continuation of a Completed Default as defined in the Indenture on and after the Effective Date, to retain in its possession all shares of stock, notes, evidence of indebtedness, other securities and cash not expressly required by the provisions hereof to be deposited with the Trustee, to retain in its possession all contracts, bills and accounts receivable, motor cars, any stock of goods, wares and merchandise, equipment or supplies acquired for the purpose of consumption in the operation, construction, or repair of any of the properties of the Company, and to sell, exchange, pledge, hypothecate, or otherwise dispose of any or all of such property so retained in its possession free from the lien of the Indenture, without permission or hindrance on the part of the Trustee, or any of the bondholders. No person in any dealings with the Company in respect of any such property shall be charged with any notice or knowledge of any such completed default (prior to the Effective Date) or Completed Default (after the Effective Date) under the Indenture while the Company is in possession of such property. Nothing contained herein or in the Indenture shall be deemed or construed to require the deposit with, or delivery to, the Trustee of any of such property, except such as is specifically required to be deposited with the Trustee by some express provision of the Indenture;

To have and to hold all said property, real, personal, and mixed, granted, bargained, sold, warranted, released, conveyed, assigned, transferred, mortgaged, pledged, set over, or confirmed by the Company as aforesaid, or intended so to be, to the Trustee and its successors and assigns forever, subject, however, to permitted liens as defined in Section 5 of Article I of the 1937 Indenture prior to the Effective Date and to Permitted Encumbrances on and after the Effective Date and to the further reservations, covenants, conditions, uses, and trusts set forth in the Indenture; in trust nevertheless for the same purposes and upon the same conditions as are set forth in the Indenture.

                                   ARTICLE II.

           FORM AND EXECUTION OF BONDS OF RESOURCE RECOVERY SERIES Q.

         SECTION 2.01. There hereby is created, for issuance under the Indenture, a series of bonds designated Resource Recovery Series Q, each of which shall bear the descriptive title "First Mortgage Bond, Resource Recovery Series Q," and the form thereof shall contain suitable provisions with respect to the matters hereafter specified in this Section. The bonds of said series shall be substantially of the tenor and purport hereinbefore recited. The bonds of said series shall be serial maturity bonds and shall have the maturity dates, principal amounts and interest rates set forth below:

          MATURITY                                                INTEREST
          (DECEMBER 1)                         AMOUNT               RATE
          ------------                        -------               ----
          1999 ..........................   $1,720,000             3.30%
          2000 ..........................   $1,940,000             3.50%
          2001 ..........................   $2,005,000             3.50%
          2002 ..........................   $2,080,000             3.65%
          2003 ..........................   $2,155,000             3.75%
          2004 ..........................   $2,240,000             3.90%
          2005 ..........................   $2,330,000             4.00%
          2006 ..........................   $2,420,000             4.10%

         The bonds of said series shall be issued as registered bonds without coupons in denominations of a multiple of $1,000. The bonds of said series shall be registered in the name of the Resource Recovery Trustee, or registered assigns, and may only be assigned as may be lawfully involved in the exercise of rights and remedies after an event of default under the Indenture of Trust. The bonds of Resource Recovery Series Q shall bear interest at the rates from time to time borne by the Resource Recovery Refunding Revenue Bonds, payable on the Interest Payment Dates (as defined in the Indenture of Trust) that interest is due and payable on the Resource Recovery Refunding Revenue Bonds. The principal and interest shall be payable to the person in whose name such bond is registered, if such person is a corporate trustee at its principal corporate trust office in immediately available funds on the date such payment is due and otherwise at the office of the Trustee at Chicago, Illinois, in lawful money of the United States of America. The obligation to make payments with respect to the principal of, premium, if any, and interest shall be fully or partially, as the case may be, satisfied and discharged to the extent that, at the time that any such payment shall be due, the then due principal of, premium, if any, and interest on the Resource Recovery Refunding Revenue Bonds shall have been fully or partially paid or there shall be in the Bond Fund under the Indenture of Trust sufficient available funds to fully or partially pay the then due principal of, premium, if any, and interest on the Resource Recovery Revenue Bonds. Bonds of Resource Recovery Series Q shall be dated as of the interest payment date next preceding the authentication thereof by the Trustee except that (i) if any bond shall be authenticated before June 1, 1999, it shall be dated as of the date the Resource Recovery Refunding Revenue Bonds were dated upon their original issuance and delivery unless (iii) below is applicable, (ii) if the Company shall at the time of the authentication of the bonds of Resource Recovery Series Q be in default in the payment of interest upon the bonds of Resource Recovery Series Q, such bond shall be dated as of the date of the beginning of the period for which such interest is so in default, and (iii) as long as there is no existing default in the payment of interest on the bonds of Resource Recovery Series Q, if any bonds of Resource Recovery Series Q shall be authenticated after the close of business on any Record Date (as defined in the Indenture of Trust) but on or prior to the Interest Payment Date (as defined in the Indenture of Trust) relating to such Record Date, it shall be dated as of such Interest Payment Date.

         SECTION 2.02. Upon payment of the principal of and premium, if any, and interest on the Resource Recovery Refunding Revenue Bonds, whether at maturity or prior to maturity by redemption or otherwise, and the surrender thereof to and cancellation thereof by the Resource Recovery Trustee (other than any Resource Recovery Refunding Revenue Bond that was cancelled by the Resource Recovery Trustee and for which one or more other Resource Recovery Refunding Revenue Bonds were delivered and authenticated pursuant to the Indenture of Trust in lieu of or in exchange or substitution for such cancelled Resource Recovery Revenue Refunding Bond), or upon provision for the payment thereof having been made in accordance with Article VII of the Indenture of Trust, Bonds of Resource Recovery Series Q in a principal amount equal to the principal amount of the Resource Recovery Refunding Revenue Bonds so surrendered and cancelled, or for the payment of which provision has been made and of like maturity and interest rate, shall be deemed fully paid and the obligations of the Company thereunder shall be terminated, and such Bonds of Resource Recovery Series Q shall be surrendered to the Trustee and shall be cancelled and destroyed by the Trustee, and a certificate of such cancellation and destruction shall be delivered to the Company.

         SECTION 2.03. The terms and conditions of redemption of the bonds of Resource Recovery Series Q need not be specified in any bond of said series if an appropriate reference be made in said bond to the provisions of this Supplemental Trust Indenture.

         SECTION 2.04. The registered owner of any bond or bonds of Resource Recovery Series Q may surrender the same with other bonds of said series at the office of the Trustee at Chicago, Illinois, or elsewhere if authorized by the Company, for cancellation, in exchange for other bonds of the said series of higher or lower authorized denominations, but of the same aggregate principal amount, maturity and interest rate, and upon receipt of any payment required under the provisions of Section 2.06 hereof. Thereupon, the Company shall execute and deliver to the Trustee and the Trustee shall authenticate and deliver such other registered bonds to such registered owner at its office or at any other place as specified as aforesaid.

         SECTION 2.05. Nothwithstanding the provisions of Section 11 of Article II of the Original Indenture, the Company shall not be required to issue, transfer or exchange any bond of Resource Recovery Series Q during a period of ten (10) days next preceding any selection of bonds of Resource Recovery Series Q to be redeemed. The Company shall not be required to transfer or exchange any bond of Resource Recovery Series Q called or being called for redemption in its entirety or to transfer or exchange the called portion of a bond of Resource Recovery Series Q which has been called for partial redemption.

         SECTION 2.06. No charge shall be made by the Company for any exchange or transfer of bonds of Resource Recovery Series Q other than for taxes or other governmental charges, if any, that may be imposed in relation thereto.

         SECTION 2.07. The bonds of Resource Recovery Series Q shall be executed on behalf of the Company by the manual signature of its President or one of its Vice Presidents or with the facsimile signature of its President, and its corporate seal shall be thereunto affixed, or printed, lithographed, or engraved thereon, in facsimile, and attested by the manual signature of its Secretary or one of its Assistant Secretaries or with the facsimile signature of its Secretary. In case any of the officers who shall have signed any bonds or attested the seal thereon or whose facsimile signature shall be borne by the bonds shall cease to be such officers of the Company before the Bonds so signed and scaled shall have been actually authenticated by the Trustee or delivered by the Company, such bonds nevertheless may be issued, authenticated, and delivered with the same force and effect as though the person or persons who signed such bonds and attested the seal thereon or whose facsimile signature is borne by the bonds had not ceased to be such officer or officers of the Company. Any bond issuable hereunder may be signed or attested by manual or facsimile signature in behalf of the Company by such persons as at the actual date of the execution of such bond shall be the proper officer of the Company, although at the date of such bond such person shall not have been an officer of the Company.

                                  ARTICLE III.

                REDEMPTION OF BONDS OF RESOURCE RECOVERY SERIES Q

         SECTION 3.01. The bonds of Resource Recovery Series Q shall be redeemed without further action by the Company or the Trustee and shall accordingly be paid by the Company as follows:

(i) in the event that any Resource Recovery Refunding Revenue Bonds are to be redeemed pursuant to Article III of the Indenture of Trust, bonds of Resource Recovery Series Q, in a principal amount equal to the principal amount of Resource Recovery Refunding Revenue Bonds so to be redeemed and of like maturity and interest rate, shall be redeemed by the Company, on the date fixed for redemption of such Resource Recovery Refunding Revenue Bonds, at the principal amount thereof plus accrued interest, if any, to such redemption date plus, if a premium is to be paid in connection with the redemption of the Resource Recovery Refunding Revenue Bonds pursuant to Article III of the Indenture of Trust, a premium equal to the premium to be paid in connection with the redemption of the Resource Recovery Refunding Revenue Bonds; or

(ii) as a whole at the principal amount thereof and accrued interest to the date fixed for redemption upon written notice to the Company and the Trustee by the Resource Recovery Trustee that it is accelerating the payment of the Resource Recovery Refunding Revenue Bonds for a sufficient reason pursuant to Section
8.01 of the Indenture of Trust and specifying the date of redemption (which may be any business day).

         SECTION 3.02. Redemption of bonds of Resource Recovery Series Q shall be effected, without further notice by the Company or the Trustee, by the payment by the Company of the applicable redemption price specified in Section
3.01 hereof in the place specified for payment of the principal and interest on the bonds of such series.

                                   ARTICLE IV
         FINANCING STATEMENT TO COMPLY WITH THE UNIFORM COMMERCIAL CODE

         SECTION 4.01. The name and address of the debtor and secured party are set forth below:

         Debtor:  Northern States Power Company
                  414 Nicollet Mall
                  Minneapolis, Minnesota 55401

         Secured Party: Harris Trust and Savings Bank, Trustee
                         111 West Monroe Street
                         Chicago, Illinois 60603

         NOTE: Northern States Power Company, the debtor above named, is "a transmitting utility" under the Uniform Commercial Code as adopted in Minnesota, North Dakota and South Dakota.

         SECTION 4.02. Reference to Article I hereof is made for a description of the property of the debtor covered by this Financing Statement with the same force and effect as if incorporated in this Section at length.

         SECTION 4.03. The maturity dates and respective principal amounts of obligations of the debtor secured and presently to be secured by the Indenture, reference to all of which for the terms and conditions thereof is hereby made with the same force and effect as if incorporated herein at length, are as follows.


FIRST MORTGAGE BONDS                                            PRINCIPAL AMOUNT
--------------------                                            ----------------
  Series due October 1, 2001                                     $150,000,000
  Series due December 1, 2000                                    $100,000,000
  Series due April 1, 2003                                       $ 80,000,000
  Series due December 1, 2005                                    $ 70,000,000
  Resource Recovery Series I                                     $ 18,400,000
  Pollution Control Series J                                      $ 5,450,000
  Pollution Control Series K                                      $ 3,400,000
  Pollution Control Series L                                      $ 4,850,000
  Series due July 1, 2025                                        $250,000,000
  Pollution Control Series M                                     $ 60,000,000
  Pollution Control Series N                                     $ 27,900,000
  Pollution Control Series 0                                     $ 50,000,000
  Pollution Control Series P                                     $ 50,000,000
  Series due March 1, 2028                                       $150,000,000
  Series due March 1, 2003                                       $100,000,000
  Resource Recovery Series Q                                     $ 16,890,000

         SECTION 4.04. This financing Statement is hereby adopted for all of the First Mortgage Bonds of the series mentioned above secured by said Indenture.

         SECTION 4.05. The 1937 Indenture and the prior Supplemental Trust Indentures, as set forth below, have been filed or recorded in each and every office in the States of Minnesota, North Dakota, and South Dakota designated by law for the filing or recording thereof in respect of all property of the Company subject thereto:

Original Indenture                                        Supplemental Indenture
  Dated February 1, 1937                                      Dated January 1, 1974
Supplemental Indenture                                    Supplemental Indenture
  Dated June 1, 1942                                          Dated September 1, 1974
Supplemental Indenture                                    Supplemental Indenture
  Dated February 1, 1944                                      Dated April 1, 1975
Supplemental Indenture                                    Supplemental Indenture
  Dated October 1, 1945                                       Dated May 1, 1975
Supplemental Indenture                                    Supplemental Indenture
  Dated July 1, 1948                                          Dated March 1, 1976
Supplemental Indenture                                    Supplemental Indenture
  Dated August 1, 1949                                        Dated June 1, 1981
Supplemental Indenture                                    Supplemental Indenture
  Dated June 1, 1952                                          Dated December 1, 1981
Supplemental Indenture                                    Supplemental Indenture
  Dated October 1, 1954                                       Dated May 1, 1983
Supplemental Indenture                                    Supplemental Indenture
  Dated September 1, 1956                                     Dated December 1, 1983
Supplemental Indenture                                    Supplemental Indenture
  Dated August 1, 1957                                        Dated September 1, 1984
Supplemental Indenture                                    Supplemental Indenture
  Dated July 1, 1958                                          Dated December 1, 1984
Supplemental Indenture                                    Supplemental Indenture
  Dated December 1, 1960                                      Dated May 1, 1985
Supplemental Indenture                                    Supplemental Indenture
  Dated August 1, 1961                                        Dated September 1, 1985
Supplemental Indenture                                    Supplemental and Restated Indenture
  Dated June 1, 1962                                          Dated May 1, 1988
Supplemental Indenture                                    Supplemental Indenture
  Dated September 1, 1963                                     Dated July 1, 1989
Supplemental Indenture                                    Supplemental Indenture
  Dated August 1, 1966                                        Dated June 1, 1990
Supplemental Indenture                                    Supplemental Indenture
  Dated June 1, 1967                                          Dated October 1, 1992
Supplemental Indenture                                    Supplemental Indenture
Dated October 1, 1967                                         Dated April 1, 1993
Supplemental Indenture                                    Supplemental Indenture
  Dated May 1, 1968                                           Dated December 1, 1993
Supplemental Indenture                                    Supplemental Indenture
  Dated October 1, 1969                                       Dated February 1, 1994
Supplemental Indenture                                    Supplemental Indenture
  Dated February 1, 1971                                      Dated October 1, 1994
Supplemental Indenture                                    Supplemental Indenture
  Dated May 1, 1971                                           Dated June 1, 1995
Supplemental Indenture                                    Supplemental Indenture
  Dated February 1, 1972                                      Dated April 1, 1997
Supplemental Indenture                                    Supplemental Indenture
  Dated January 1, 1973                                       Dated March 1, 1998

         SECTION 4.06. The property covered by this Financing Statement also shall secure additional series of First Mortgage Bonds of the debtor which may be issued from time to time in the future in accordance with the provisions of the Indenture.

                                    ARTICLE V
                            AMENDMENTS TO INDENTURE.

         SECTION 5.01. Each holder or registered owner of a bond of any series originally authenticated by the Trustee and originally issued by the Company subsequent to May 1, 1985 and of any coupon pertaining to any such bond, by the acquisition, holding or ownership of such bond and coupon, thereby consents and agrees to, and shall be bound by, the provisions of Article VI of the Supplemental Indenture dated May 1, 1985. Each holder or registered owner of a bond of any series (including bonds of Resource Recovery Series Q) originally authenticated by the Trustee and originally issued by the Company subsequent to May 1, 1988 and of any coupon pertaining to such bond, by the acquisition, holding or ownership of such bond and coupon, thereby consents and agrees to, and shall be bound by, the provisions of the Supplemental and Restated Trust Indenture dated May 1, 1988 upon the Effective Date.

                                   ARTICLE VI.
                                 MISCELLANEOUS.

SECTION 6.01. The recitals of fact herein, except the recital that the Trustee has duly determined to execute this Supplemental Trust Indenture and be bound, insofar as it may lawfully so do, by the provisions hereof and in the bonds shall be taken as statements of the Company and shall not be construed as made by the Trustee. The Trustee makes no representations as to value of any of the property subjected to the lien of the Indenture, or any part thereof, or as to the title of the Company thereto, or as to the security afforded thereby and hereby, or as to the validity of this Supplemental Trust Indenture or of the bonds issued under the Indenture by virtue hereof (except the Trustee's certificate), and the Trustee shall incur no responsibility in respect of such matters.

         SECTION 6.02. This Supplemental Trust Indenture shall be construed in connection with and as a part of the 1937 Indenture, as supplemented by the Supplemental Trust Indentures dated June 1, 1942, February 1, 1944, October 1, 1945, July 1, 1948, August 1, 1949, June 1, 1952, October 1, 1954, September 1,
1956, August 1, 1957, July 1, 1958, December 1, 1960, August 1, 1961, June 1,
1962, September 1, 1963, August 1, 1966, June 1, 1967, October 1, 1967, May 1,
1968, October 1, 1969, February 1, 1971, May 1, 1971, February 1, 1972, January 1, 1973, January 1, 1974, September 1, 1974, April 1, 1975, May 1, 1975, March
1, 1976, June 1, 1981, December 1, 1981, May 1, 1983, December 1, 1983,
September 1, 1984, December 1, 1984, May 1, 1985, September 1, 1985, the Supplemental and Restated Trust Indenture dated May 1, 1988 and the Supplemental Trust Indentures dated July 1, 1989, June 1, 1990, October 1, 1992, April 1, 1993, December 1, 1993, February 1, 1994, October 1, 1994, June 1, 1995, April
1, 1997, March 1, 1998 and May 1, 1999.

         SECTION 6.03. (a) If any provision of this Supplemental Trust Indenture limits, qualifies, or conflicts with another provision of the Indenture required to be included in indentures qualified under the Trust Indenture Act of 1939 (as enacted prior to the date of this Supplemental Trust Indenture) by any of the provisions of Sections 310 to 317, inclusive, of the said Act, such required provisions shall control.

         (b) In case any one or more of the provisions contained in this Supplemental Trust Indenture or in the bonds issued hereunder should be invalid, illegal, or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions contained herein and therein shall not in any way be affected, impaired, prejudiced, or disturbed thereby.

         SECTION 6.04. Wherever in this Supplemental Trust Indenture the word "Indenture" is used without the prefix, "1937," "Original" or "Supplemental," such word was used intentionally to include in its meaning both the 1937 Indenture and all indentures supplemental thereto.

         SECTION 6.05. Wherever in this Supplemental Trust Indenture either of the parties hereto is named or referred to, this shall be deemed to include the successors or assigns of such party, and all the covenants and agreements in this Supplemental Trust Indenture contained by or on behalf of the Company or by or on behalf of the Trustee shall bind and inure to the benefit of the respective successors and assigns of such parties, whether so expressed or not.

         SECTION 6.06. (a) This Supplemental Trust Indenture may be executed simultaneously in several counterparts, and all said counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

         (b) The Table of Contents and the descriptive headings of the several Articles of this Supplemental Trust Indenture were formulated, used, and inserted in this Supplemental Trust Indenture for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

           The amount of obligations to be issued forthwith under the
                           Indenture is $16,890,000.

         IN WITNESS WHEREOF, on this 17th day of May, A.D. 1999, NORTHERN STATES POWER COMPANY, a Minnesota corporation, party of the first part, has caused its corporate name and seal to be hereunto affixed, and this Supplemental Trust Indenture dated May 1, 1999, to be signed by its President or a Vice President, and attested by its Secretary or an Assistant Secretary, for and in its behalf, and HARRIS TRUST AND SAVINGS BANK, an Illinois corporation, as Trustee, party of the second part, to evidence its acceptance of the trust hereby created, has caused its corporate name and seal to be hereunto affixed, and this Supplemental Trust Indenture dated May 1, 1999, to be signed by its President, a Vice President, or an Assistant Vice President, and attested by its Secretary or an Assistant Secretary, for and in its behalf.

                                          NORTHERN STATES POWER COMPANY,



                                          By Edward J. McIntyre, VICE PRESIDENT

Attest:


John P Moore, Jr., SECRETARY

Executed by Northern States
Power Company in presence of:

                                          (CORPORATE SEAL)

Mary Schell, WITNESS

Ken Bodell, WITNESS


                                          HARRIS TRUST AND SAVINGS BANK,
                                           As Trustee

                                          By J. Bartolini, VICE PRESIDENT

Attest:


C. Potter, ASSISTANT SECRETARY

Executed by Harris Trust and Savings
Bank in presence of:


                                          (CORPORATE SEAL)


                  , WITNESS

                  , WITNESS

STATE OF MINNESOTA                ss:

COUNTY OF HENNEPIN

         On this 14th day of May, A.D. 1999, before me, Faye Wahlstrand, a Notary Public in and for said County in the State aforesaid, personally appeared Edward J. McIntyre and John R Moore, Jr., to me personally known, and to me known to be Vice President and Secretary, respectively, of Northern States Power Company, one of the corporations described in and which executed the within and foregoing instrument, and who, being by me severally duly sworn, each did say that he, the said Edward J. McIntyre is Vice President, and he, the said John R Moore, Jr., is Secretary, of said Northern States Power Company, a corporation; that the seal affixed to the within and foregoing instrument is the corporate seal of said corporation, and that said instrument was executed in behalf of said corporation by authority of its board of directors; and said Edward J. McIntyre and John P Moore, Jr. each acknowledged said instrument to be the free act and deed of said corporation and that such corporation executed the same.

         WITNESS my hand and notarial seal this 14th day of May, A.D. 1999.




                                          Faye Wahlstrand
                                          NOTARY PUBLIC, HENNEPIN COUNTY, MINN.
                                          MY COMMISSION EXPIRES JANUARY 31,2000

                                          (NOTARIAL SEAL)

STATE OF MINNESOTA                ss:

COUNTY OF HENNEPIN

         Edward J. McIntyre and John R Moore, Jr., being severally duly sworn, each deposes and says that he, the said Edward J. McIntyre, is Vice President, and he, the said John P. Moore, Jr., is Secretary, of Northern States Power Company, the corporation described in and which executed the within and foregoing Supplemental Trust Indenture, as mortgagor; and each for himself further says that said Supplemental Trust Indenture was executed in good faith, and not for the purpose of hindering, delaying, or defrauding any creditor of the said mortgagor.

         Subscribed and sworn to before me this 14th day of May, A.D. 1999.



                                          Faye Wahlstrand
                                          NOTARY PUBLIC, HENNEPIN COUNTY, MINN.
                                          MY COMMISSION EXPIRES JANUARY 31, 2000

                                          (NOTARIAL SEAL)

STATE OF ILLINOIS                 ss:

COUNTY OF COOK

         On this 17th day of May, A.D. 1999, before me, J L Mason, a Notary Public in and for said County in the State aforesaid, personally appeared J. Bartolini and C. Potter, to me personally known, and to me known to be Vice President and Assistant Secretary, respectively, of Harris Trust and Savings Bank, one of the corporations described in and which executed the within and foregoing instrument, and who, being by me severally duly sworn, each did say that she, the said J. Bartolini, is Vice President, and she, the said C. Potter, is Assistant Secretary, of said Harris Trust and Savings Bank, a corporation; that the seal affixed to the within and foregoing instrument is the corporate seal of said corporation, and that said instrument was executed in behalf of said corporation by authority of its board of directors; and said J. Bartolini, and C. Potter each acknowledged said instrument to be the free act and deed of said corporation and that such corporation executed the same.

WITNESS my hand and notarial seal this 17th day of May, A.D. 1999.


                                          NOTARY PUBLIC, COOK COUNTY, ILLINOIS
                                          MY COMMISSION EXPIRES

                                          (NOTARIAL SEAL)

STATE OF ILLINOIS          ss:

COUNTY OF COOK

         J. Bartolini and C. Potter, being severally duly sworn, each for herself deposes and says that she, the said J. Bartolini, is Vice President, and she, the said C. Potter, is Assistant Secretary, of Harris Trust and Savings Bank, the corporation described in and which executed the within and foregoing Supplemental Trust Indenture, as mortgagor; and each for herself further says that said Supplemental Trust Indenture was executed in good faith, and not for the purpose of hindering, delaying, or defrauding any creditor of the mortgagor.

         Subscribed and sworn to before me this 17th day of May, A.D. 1999.

                                          NOTARY PUBLIC, COOK COUNTY, ILLINOIS.
                                          MY COMMISSION EXPIRES

                                          (NOTARIAL SEAL)

                                   SCHEDULE A

         The property referred to in Article I of the foregoing Supplemental Trust Indenture from Northern States Power Company to Harris Trust and Savings Bank, Trustee, made as of May 1, 1999, includes the following property hereinafter more specifically described. Such description, however, is not intended to limit or impair the scope or intention of the general description contained in the granting clauses or elsewhere in the Original Indenture.

                      I. PROPERTY IN THE STATE OF MINNESOTA

         The following described real property, situate, lying and being in the County of Carver, to-wit:

         1. That part of Government Lots 4 and 5 of Section 32, Township 116, Range 25, described as follows:

              Beginning at the southwest comer of Government Lot 5 in Section 32, Township 116, Range 25, thence North 00 degrees 52 minutes 10 seconds West (said bearing being on the 1983 NAD, Carver County Coordinate System) along the west line of said Government Lot 5 a distance of 586.00 feet to the southeasterly right-of-way line of State Highway Number 5 (said highway right-of-way line being the same as the northwesterly line of the former railroad right-of-way of the Minneapolis and St. Louis Railway Company as described in Document Number 97427, and recorded in the office of the Carver County Recorder); thence North 59 degrees 32 minutes 20 seconds East along said right-of-way line a distance of 1096.53 feet; thence South 00 degrees 52 minutes 10 seconds East a distance of 1278.09 feet; thence South 89 degrees 56 minutes 50 seconds West a distance of 953.60 feet; thence North 00 degrees 52 minutes 10 seconds West a distance of 137.00 feet to the point of beginning.

         The following described real property, situate, lying and being in the County of Stems, to-wit:

         1. The South 1000.00 feet of the Southwest Quarter of the Southwest Quarter (SW1/4SW1/4) of Section 13, Township 124 North, Range 29 West. Also that part of the Northwest Quarter of the Northwest Quarter (NW1/4NW1/4) lying Northwesterly of the centerline of County Aid Road No. 138, in Section 24, Township 124 North, Range 29; which lie Easterly of the following described line: Commencing at the Northwest corner of the NW1/4 of Section 24, Township 124, Range 29; thence South on the West line of said Section 24 to the centerline of County Aid Road No. 138; thence Northeasterly on said road centerline a distance of 978.5 feet to the actual point of beginning of the line to be described; thence North parallel to the West line of said Section 24 to the North line of said Section 24; thence Northerly, parallel with the West line of the SW1/4 of
              Section 13, Township 124, Range 29 to an intersection with the North line of the South 1000.00 feet of the SW1/4SW1/4 of said
              Section 13, and there terminating.

         The following described real property, situate, lying and being in the County of Goodhue, to-wit:

         1. All that part of the Northeast Quarter (NE1/4) of the Northeast Quarter (NE1/4) of Section 31 and of the Northwest Quarter (NW1/4) of the Northwest Quarter (NW1/4) of Section 32, all in Township 109 North, Range 15 West, more particularly described as follows:

              Commencing at the Northeast comer of the Northeast Quarter (NE1/4) of Section 31, Township 109 North, Range 15 West, thence South 00 degrees 07 minutes 22 seconds West (assumed bearing) along the East line of the Northeast Quarter (NE1/4) of said Section 31 a distance of 620.00 feet to the North right of way line of 511th Street (formerly West Road) and the point of beginning; thence South 89 degrees 52 minutes 36 seconds East along the North right of way line of said road a distance of 90.68 feet to the westerly right of way line of 3rd Avenue Northwest (formerly Pine Street); thence North 10 degrees 01 minutes 48 seconds West along said westerly right of way a distance of 365.96 feet to a line parallel with and
              260.00 feet south of the north line of the Northeast Quarter (NE1/4) of Section 31 and its easterly prolongation; thence South 89 degrees 36 minutes 12 seconds West along said parallel line
              169.39 feet to the centerline of the north branch of the Zumbro River; thence southeasterly southerly and southwesterly along said center line to a point of intersection with a line from the point of beginning bearing North 89 degrees 52 minutes 36 seconds West along the north right of way line of 511th Street; thence South 89 degrees 52 minutes 36 seconds East along said right of way a distance of 104.00 feet to the point of beginning and there terminating.

                          MORTGAGOR'S RECEIPT FOR COPY.

         The undersigned Northern States Power Company, the Mortgagor described in the foregoing Mortgage, hereby acknowledges that at the time of the execution of the Mortgage, Harris Trust and Savings Bank Trustee, the Mortgagee described therein, surrendered to it a full, true, complete, and correct copy of said instrument, with signatures, witnesses, and acknowledgments thereon shown.

                                           NORTHERN STATES POWER COMPANY

                                           By: _________________________________
                                                      Edward J. McIntyre
                                                        VICE PRESIDENT

Attest:

John P. Moore, Jr. SECRETARY
                             ----------------------


         This instrument was drafted by Northern States Power Company, 414 Nicollet Mall, Minneapolis, Minnesota 55401.

         Tax statements for the real property described in this instrument should be sent to Northern States Power Company, 414 Nicollet Mall, Minneapolis Minnesota 55401.